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                                                                   EXHIBIT 23(b)


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the incorporation by reference in this registration statement on Form S-4 of our report dated September 30, 1996, on our audits of the financial statements and financial statement schedule of Gelman Sciences Inc. We also consent to the reference to our firm under the caption "Experts."


                                             COOPERS & LYBRAND L.L.P.

Detroit, Michigan
December 4, 1996